UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 4, 2004

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of Principal Executive Offices)

(703) 709-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

ITEM 5.	OTHER EVENTS

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURES

EXHIBIT INDEX

EX 99.1	PRESS RELEASE

EX 99.2	PRESS RELEASE

ITEM 5. OTHER EVENTS

The following information is being furnished pursuant to Item 5.

On August 5, 2004, QuadraMed Corporation announced that beginning on August 19, 2004, the Company’s shares will trade on the American Stock Exchange® (Amex®) with the ticker symbol QD. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 5.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished pursuant to Item 12.

On August 4, 2004, QuadraMed Corporation issued a press release announcing earnings and other financial results for its second fiscal quarter ended June 30, 2004 and that Management will review these results in an investment community conference call at 8:00 AM Eastern (5:00 AM Pacific) on Tuesday, August 10, 2004. A copy of this press release is furnished as Exhibit 99.2 to this report and is incorporated by reference in response to this Item 12.

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The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2004

QuadraMed Corporation

/s/
John C. Wright, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT 99.1	Press release dated August 5, 2004, announcing that beginning on August 19, 2004, the Company’s shares will trade on the American Stock Exchange® (Amex®) with the ticker symbol QD.

EXHIBIT 99.2	Press release dated August 4, 2004, announcing the Company’s earnings and other financial results for its second fiscal quarter ended June 30, 2004.